UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019 (August 16, 2019)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road	Marysville	Ohio	43041
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 stated value	SMG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 16, 2019, The Scotts Company LLC (“Scotts LLC”), a wholly-owned subsidiary of The Scotts Miracle-Gro Company (“Scotts Miracle-Gro”), entered into Amendment No. 3 to Master Framework Agreement, with an effective date of August 23, 2019 (the “Framework Amendment”), by and among Scotts LLC, Coöperatieve Rabobank, U.A. (New York Branch), as a purchaser and agent of the purchasers (“Rabobank”), and Sumitomo Mitsui Banking Corporation (New York Branch), as a purchaser (“Sumitomo”) and Scotts Miracle-Gro.

The Framework Amendment, together with the Master Repurchase Agreement and Master Framework Agreement (each, as previously amended) and in each case, as originally entered into on April 7, 2017, by and among Scotts LLC, Coöperatieve Rabobank, U.A. (New York Branch), as a purchaser and agent of the purchasers, and Sumitomo Mitsui Banking Corporation (New York Branch), as a purchaser, are collectively referred to as the “Receivables Facility.”

Under the Receivables Facility, Scotts LLC may sell a portfolio of available and eligible outstanding customer accounts receivable to the purchasers and simultaneously agree to repurchase the receivables on a weekly basis. The eligible amount of customer accounts receivables which may be sold is up to $400 million and the commitment amount during the seasonal commitment period is up to $160 million. Among other things, the Amendments (i) extend the expiration date of the Receivables Facility from August 23, 2019 to August 21, 2020, (ii) define the seasonal commitment period of the Receivables Facility as beginning on February 28, 2020 and ending on June 19, 2020, and (iii) revises the repurchase price for customer accounts receivable to LIBOR (with a floor of zero) plus 0.875% (from LIBOR (with a floor of zero) plus 0.90%). Scotts Miracle-Gro continues to guarantee all of Scotts LLC’s obligations under the Receivables Facility.

The foregoing summary of the material terms of the Amendment is qualified in its entirety by reference to the Framework Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
10.1
Amendment No. 3 to Master Framework Agreement with Coöperatieve Rabobank, U.A. (New York Branch), as agent and purchaser, and Sumitomo Mitsui Banking Corporation (New York Branch), as purchaser, dated as of August 23, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	August 20, 2019	By:	/s/ IVAN C. SMITH
Printed Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated August 20, 2019
The Scotts Miracle-Gro Company

Exhibit No.	Description
10.1
Amendment No. 3 to Master Framework Agreement with Coöperatieve Rabobank, U.A. (New York Branch), as agent and purchaser, and Sumitomo Mitsui Banking Corporation (New York Branch), as purchaser, dated as of August 23, 2019

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